HEWITT SERIES TRUST

Supplement dated June 28, 2017,

to the Prospectus, dated April 30, 2017,

for the Hewitt Money Market Fund

Effective July 1, 2017, pursuant to an Amended and Restated Administration Agreement by and between the Hewitt Series Trust (the “Trust”) and Hewitt Associates, LLC (“Hewitt”), the Trust’s administrator, the monthly fee that the Trust pays to Hewitt has been reduced. Therefore, effective on that date, the prospectus is revised as follows:

•	On page 1, the table labeled “Annual Fund Operating Expenses” under the section titled “Fees and Expenses” is deleted in its entirety and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses (1)	0.78%
Total Annual Fund Operating Expenses	0.88%
Fee Waiver/Expense Reimbursement (2)	(0.03)%
Total Annual Fund Operating Expenses (after Fee Waiver/Expense Reimbursement)	0.85%

(1)       Other Expenses have been restated to reflect current fees.

(2)       The Management Fee disclosed is the investment advisory fee payable to BlackRock Fund Advisors (“BFA”), the investment adviser to the Treasury Money Market Master Portfolio (the “Portfolio,” which is a series of the Master Investment Portfolio (“MIP”)), into which the Fund currently invests. BFA has contractually agreed to waive 0.03% of its advisory fees for MIP. This arrangement is in effect through the close of business on April 30, 2018 and neither BFA nor MIP can discontinue the agreement prior to May 1, 2018 without the consent of the board of trustees of MIP (the “MIP Board”). Hewitt Associates LLC (“Hewitt”), the Fund’s administrator, has agreed to waive or absorb ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses of the Fund) in an amount equal to the greater of (a) the amount by which the ordinary operating expenses exceed the aggregate per annum rate of 0.85% of the Fund’s average daily net assets attributable to the Fund or (b) an amount sufficient to ensure that the seven day yield of the Fund does not fall below 0%. This arrangement will remain in effect unless and until the Board of Trustees of the Trust (the “Board of Trustees”) approves its termination.

•	On page 1, the section titled “Example” is deleted in its entirety and replaced with the following:

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses (after Fee Waiver/Expense Reimbursement) in the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$ 278	$ 485	$1,082

•	On page 10, the second paragraph in the section titled “Management Arrangements—The Fund’s Administrator” is deleted in its entirety and replaced with the following:

For Hewitt’s services, the Trust pays Hewitt a monthly fee calculated at the annual rate of 0.45% of the Fund shares’ average daily net assets. Hewitt has contractually agreed to waive or absorb such ordinary operating expenses of the Fund (including any fees or expenses the greater of (a) the amount by which the ordinary operating expenses exceed the aggregate per annum rate of 0.85% of the average daily net assets attributable to the Fund or (b) an amount sufficient to ensure that the seven day yield of the Fund does not fall below 0%. The Fund has agreed to repay Hewitt in the amount of the fees waived and the Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded. The arrangement will remain in effect unless and until the Board of Trustees approves its termination.

Please Retain This Supplement For Future Reference.

HEWITT SERIES TRUST

Supplement dated June 28, 2017,

to the Statement of Additional Information, dated April 30, 2017,

for the Hewitt Money Market Fund

Effective July 1, 2017, pursuant to an Amended and Restated Administration Agreement by and between the Hewitt Series Trust (the “Trust”) and Hewitt Associates, LLC (“Hewitt”), the Trust’s administrator, the monthly fee that the Trust pays to Hewitt has been reduced. Therefore, effective on that date, the Statement of Additional Information is revised as follows:

•	Beginning on page 16, the last sentence of the first paragraph in the section titled “Management—Administrator for the Fund” is deleted in its entirety and replaced with the following:

For these services, the Trust pays Hewitt a monthly fee calculated at the annual rate of 0.45% of the Fund shares’ average daily net assets.

•	On page 18, the first sentence of the second paragraph in the section titled “Expenses” is deleted in its entirety and replaced with the following:

The Administration Agreement requires Hewitt to absorb expenses (excluding interest, brokerage commissions and extraordinary expenses) to the extent necessary to assure that total ordinary operating expenses of the Fund’s shares do not exceed annually 0.85% of its average daily net assets, or that the seven-day yield of the Fund does not fall below 0%.

Please Retain This Supplement For Future Reference.

- 3 -